UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2005
ARCHSTONE-SMITH TRUST

(Exact name of registrant as specified in charter)

Maryland	1-16755	84-1592064
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation)		No.)

9200 E. Panorama Circle, Suite 400, Englewood, Colorado	80112

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, including Area Code): (303) 708-5959
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On September 6, 2005, Archstone-Smith Trust, a Maryland real estate investment trust (the “Trust”) entered into an underwriting agreement with Morgan Stanley & Co. Incorporated relating to the issuance and sale of 12,051,000 common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), of the Trust. A copy of the underwriting agreement is included as Exhibit 1.1 to this Report on Form 8-K and is incorporated herein by reference. The issuance and sale of the Common Shares is expected to close on September 9, 2005.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (a) Financial Statements of Businesses Acquired.
     Not applicable.
     (b) Pro Forma Financial Information.
     Not applicable.
     (c) Exhibits.
     Exhibit 1.1 Underwriting Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Trust has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

ARCHSTONE-SMITH TRUST

	By:	/s/ Thomas S. Reif

Dated: September 8, 2005		Name: Thomas S. Reif
Title: Group Vice President and Assistant General Counsel

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement